EXHIBIT 10.8

THIS NOTE AND THE SECURITIES ISSUABLE UPON PAYMENT HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN
RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS. ACCORDINGLY, THIS NOTE AND THE SECURITIES ISSUABLE UPON PAYMENT HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.



                           CONVERTIBLE PROMISSORY NOTE
$25,000.00                                                      October 27, 2009

     1. Agreement to Pay. FOR VALUE RECEIVED, Rancher Energy Corp., a Nevada corporation ("Borrower"), hereby promises to pay to the order of Mathijs van Houweninge or his assigns ("Holder"), in lawful money of the United States of America, the principal sum of TWENTY-FIVE THOUSAND AND 00/100THS DOLLARS ($25,000.00) ("Loan"), at the place and in the manner hereinafter provided, together with interest thereon at the rate or rates described below, and any and all other amounts which may be due and payable hereunder from time to time.

     2. Interest Rate.

          2.1 Interest Prior to Default.

          Interest shall accrue on the outstanding principal balance of this Note from the date hereof through November 1, 2010 ("Maturity Date") at an annual rate equal to the greater of (i) twelve percent (12.00%), or (ii) three percent (3.00%) plus the Prime Rate ("Loan Rate"); provided, however, that in no event shall the Loan Rate be greater than fifteen percent (15.0%). Changes in the rate of interest to be charged hereunder based on the Prime Rate shall take effect immediately upon the occurrence of any change in the Prime Rate.

          For purposes hereof, "Prime Rate" means the rate of interest most recently printed in the Wall Street Journal as its prime or base rate.

          2.2 Interest After Default. From and after the Maturity Date or upon the occurrence and during the continuance of an Event of Default, interest shall accrue on the balance of principal remaining unpaid during any such period at an annual rate ("Default Rate") equal to five percent (5%) plus the Loan Rate; provided, however, in no event shall the Default Rate exceed the maximum rate permitted by law. The interest accruing under this paragraph shall be immediately due and payable by Borrower to the holder of this Note upon demand and shall be additional indebtedness evidenced by this Note.


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          2.3 Interest  Calculation.  Interest on this Note shall be  compounded annually, commencing on the date hereof and calculated on the basis of a 360 day year on the unpaid Loan amount outstanding from time to time during the term of this Note.

          3. Payment Terms.

          3.1 Principal and Interest. Payments of principal and all interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be due and payable in full on the Maturity Date.

          3.2 Application of Payments. Prior to the occurrence of an Event of Default, all payments and prepayments on account of the indebtedness evidenced by this Note shall be applied as follows: (a) first, to fees, expenses, costs and other similar amounts then due and payable to Holder, including, without limitation any late charges due hereunder or costs of collection, (b) second, to accrued and unpaid interest on the principal balance of this Note, (c) last, to the unpaid principal balance of this Note. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date or reduce the amount of any subsequent quarterly payment due hereunder. After an Event of Default has occurred and is continuing, payments may be applied by Holder to amounts owed hereunder in such order as Holder shall determine, in its sole discretion.

          3.3 Method of Payments. All amounts payable hereunder shall be payable to Holder in immediately available funds at 1134 South Wolcott, Casper, Wyoming 82601, or such other address as Holder or the legal holder of this Note may specify to Borrower in writing.

          3.4 Prepayment. This Note may be prepaid, either in whole or in part, without penalty or premium, at any time and from time to time upon not less than fourteen (14) days prior written notice to Holder. Upon receipt of such written notice, Holder may, in its sole discretion, exercise the conversion option granted to Holder by Borrower hereunder at any time prior to the expiration of such 14 day period.

          4. Subordination. The Borrower and Holder hereby acknowledge that all rights, obligations and payments due under this Note shall be subordinate to any other senior debt.

          5. Holder's Conversion Option.

          5.1 Option Definitions.

          (a) "Conversion Amount" is equal to that portion of the Loan and all amounts accrued, but unpaid, hereunder as of the effective date of the Conversion Notice that Holder decides to convert in its sole discretion into the Borrower's Common Stock, par value $0.00001.

          (b) "Conversion Date" is the effective date of the conversion specified by Holder in the Conversion Notice.

          (c) "Conversion Notice" is the written notice given by Holder to Borrower whereby Holder exercises the conversion option granted Holder hereunder by specifying the Conversion Amount and the Conversion Date.


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          (d)  "Conversion Price" shall be $0.02 per share.

          5.2 Grant of Conversion Option. Borrower hereby grants Holder the option, but not the obligation, to convert the Conversion Amount into that number of shares of Borrower's Common Stock equal to the Conversion Amount divided by the Conversion Price (the "Conversion Shares"). Holder may exercise the option granted hereunder in whole or in part at any time during the term of this Note by delivery of a Conversion Notice to Borrower.

          5.3 Delivery of Conversion Shares. Within a reasonable time, not to exceed five (5) business days after the Conversion Date, the Borrower will deliver a certificate to Holder representing the number of fully paid and non-assessable shares of Common Stock into which the Conversion Amount has been converted in accordance with the terms of this Note. The certificate will bear a restrictive legend in accordance with applicable securities laws unless the shares have been previously registered.

     6. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Note:

          6.1 the failure by Borrower to pay when due the principal, interest or other fees due under the Note in accordance herewith, and, in any such case, such failure shall continue for a period of five
               (5) business days following the date upon which any such payment was due;

          6.2 the breach, failure to observe or perform any covenant, obligation, agreement, term or condition contained in this Note in any material respect and such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof; provided that prior to the expiration of such fifteen
               (15) day period, Borrower may send a notice to the Holder notifying the Holder of such default, outlining its plan to take sufficient actions reasonably likely to cure it, and requesting that the Holder forbear from taking action on such default for a period of sixty (60) days (a "Default Request Notice"). Upon receipt of the Default Request Notice, the Holder may, in its sole discretion, deny such request;

          6.3 the sale (other than in the ordinary course of Borrower's business) of any material portion of Borrower's assets, or the uninsured loss of any material portion of Borrower's assets; or

          6.4  the dissolution or termination of existence of Borrower.

     7. Remedies. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon and any other amounts due hereunder, shall be and become immediately due and payable in full upon the occurrence of any Event of Default. Holder may, at its option and without demand or notice, exercise any and all remedies provided herein or as permitted under Article 9 of the Uniform Commercial Code of the state of Colorado or any other remedy provided at law. Any notice of a public sale, private sale or other disposition shall be commercially reasonable if given not less than five (5) days prior to the same.

     8. Cumulative Rights. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note are cumulative and

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

concurrent, and may be pursued singly, successively or together against Borrower and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part hereof, Borrower promises and agrees to pay all costs of collection, including reasonable attorneys' fees and court costs.

     9. Covenants and Waivers. Borrower and all others who now or may at any time become liable for all or any part of the obligations evidenced hereby, expressly agree hereby to be jointly and severally bound, and jointly and severally: (i) waive and renounce all valuation and appraisement privileges against the indebtedness evidenced by this Note or by any extension or renewal hereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor, and notice of protest; (iii) waive any and all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default, or enforcement of the payment hereof or hereunder; (iv) waive any and all lack of diligence and delays in the enforcement of the payment hereof; (v) agree that the liability of each Borrower, guarantor, endorser or obligor shall be unconditional and without regard to the liability of any other person or entity for the payment hereof, and shall not in any manner be affected by any indulgence or forbearance granted or consented to by Holder to any of them with respect hereto; (vi) consent to any and all extensions of time, renewals, waivers, or modifications that may be granted by Holder with respect to the payment or other provisions hereof, and to the release of any security at any time given for the payment hereof, or any part thereof, with or without substitution, and to the release of any person or entity liable for the payment hereof; and (vii) consent to the addition of any and all other makers, endorsers, guarantors, and other obligors for the payment hereof, and to the acceptance of any and all other security for the payment hereof, and agree that the addition of any such makers, endorsers, guarantors or other obligors, or security shall not affect the liability of Borrower, any guarantor and all others now liable for all or any part of the obligations evidenced hereby. This provision is a material inducement for Holder making the Loan to Borrower.

     10. Other General Agreements.

          10.1 Time is of the essence hereof.

          10.2 This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Colorado. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought. The Borrower consents to the exclusive jurisdiction of the state and federal courts located within the City and County of Denver, Colorado and agrees that all actions or proceedings relating to this Note shall be litigated in such courts.

          10.3 If this Note is executed by more than one party, the obligations and liabilities of each Borrower under this Note shall be joint and several and shall be binding upon and enforceable against each Borrower and their respective successors and assigns. This Note shall inure to the benefit of and may be enforced by Holder and its successors and assigns.

          10.4 In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          10.5 All agreements between Borrower and Holder, whether now existing or hereafter arising and whether written or oral, are expressly subject to applicable law and limited so that in no contingency or event whatsoever, whether by acceleration of the maturity of this Note or otherwise, shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of the money to be loaned hereunder or otherwise, exceed the maximum

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

               amount permissible under applicable law. If, from any circumstances whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Holder shall ever receive anything of value as interest or deemed interest by applicable law under this Note an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Borrower to Holder relating to this Note, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Borrower to Holder, under any specific contingency, exceeds the highest lawful rate, Borrower and Holder shall, to the maximum extent permitted by applicable law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof, and/or (iii) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by law.

          10.6 Holder may at any time assign its rights in this Note, or any part thereof and Holder thereafter shall be relieved from all liability hereunder. Borrower may not assign its interest in this Note, or any other agreement with Holder or any portion thereof, either voluntarily or by operation of law, without the prior written consent of Holder.

          10.7 Borrower represents and warrants to Holder that (i) Borrower has all requisite entity power and authority to execute, deliver, perform and carry out the obligations of this Note, and (ii) the person signing on behalf of the Borrower has been granted the requisite entity authority to do so.

          10.8 In the event this Note is placed in the hands of an attorney-at-law for collection after the Maturity Date or upon an Event of Default or in the event that proceedings at law, in equity or bankruptcy, receivership or other legal proceedings are instituted in connection herewith, or in the event this Note is placed in the hands of an attorney-at-law to protect, defend or enforce the rights of Holder hereunder, Borrower hereby agrees to pay to Holder all Holder's costs of collecting or attempting to collect this Note or protecting, defending or enforcing such rights, including, without limitation, court costs and reasonable attorneys' fees, in addition to all principal, interest and other amounts payable hereunder.

     11. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next business day; or (iii) one (1) business day after deposit with a nationally recognized overnight courier for next day delivery, with verification of receipt. Notices shall be sent:

If to Holder:

         Mathijs van Houweninge
         Schoolstraat 6
         3581 PS Utrecht
         The Netherlands

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If to Borrower:

         Rancher Energy Corporation
         999-18th St., Suite 3400
         Denver, Colorado 80202
         Attn: Jon C. Nicolaysen

     12. Waiver of Jury Trial. BORROWER AND HOLDER (BY ACCEPTANCE OF THIS NOTE), HAVING BEEN REPRESENTED BY COUNSEL, EACH KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS NOTE OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE
DELIVERED IN CONNECTION WITH THIS NOTE AND AGREES THAT ANY SUCH ACTION OR PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER AGREES THAT IT WILL NOT ASSERT ANY CLAIM AGAINST HOLDER ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.



         IN WITNESS WHEREOF, the undersigned has executed this Note on and effective as of the date first above written.

                                            RANCHER ENERGY CORP.,
                                            a Nevada corporation



                                            By:
                                                   Jon C. Nicolaysen, President